UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-01976

                         Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                         New York, NY 10019

(Address of principal executive offices) (Zip code)

John B. Harris

Ruane, Cunniff & Goldfarb L.P.

9 West 57th Street

Suite 5000

                    New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 686-6884

Date of fiscal year end:  December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Report to Stockholders

ANNUAL REPORT

DECEMBER 31, 2019

Beginning on February 12, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.sequoiafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue to receive paper copies of your shareholder reports by calling 1-800-686-6884.

Sequoia Fund	December 31, 2019

Sequoia Fund	December 31, 2019

Illustration of an Assumed Investment of $10,000 (Unaudited)

The graph below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the ”Fund“) shares were first offered to the public) through December 31, 2019.

Sequoia Fund’s results as of December 31, 2019 appear below with results of the S&P 500 Index for the same periods:

Year ended December 31, 2019	Sequoia Fund	S&P 500 Index*
1 Year	29.12%	31.49%
5 Years (Annualized)	5.43%	11.70%
10 Years (Annualized)	11.43%	13.56%
Since inception (Annualized)**	13.59%	11.05%

The results shown in the graph and table, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The Index does not incur expenses. It is not possible to invest directly in the Index.

**Inception Date: July 15, 1970.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain year to date performance as of the most recent quarter end, and copies of the prospectus and summary prospectus, by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member of FINRA). An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund	December 31, 2019

Shareholder Letter

Dear Shareholder:

Since June 2016, the team presently managing the Fund has overseen a cumulative total return of 62%— nearly identical to the 65% return of the S&P 500. While we remain pleased that the Fund has kept up with a strong market during a challenging period for anyone who purports to invest with discipline, we remain equally frustrated that we seem to be running what has to be the world’s most unusual index fund.

Our portfolio contains 24 stocks, ten of which account for nearly 60% of net assets. It looks almost nothing like an Index that includes 500 stocks, the ten largest of which comprise nearly 25% of total value. Last year, we joked that none of us went far enough in math to calculate the odds of two such remarkably different vehicles advancing at such a similar speed for such a long period— except that we knew they were low. This year, having spent another twelve months tethered to the Index by an improbably short leash, we dusted off old textbooks in hopes of satisfying our curiosity with some precision. A mere 100,000 Monte Carlo simulations later, we learned that over three consecutive one-year periods, the chances are less than 1 in 100 that a randomly-generated portfolio exhibiting Sequoia’s statistical characteristics would earn consecutive annual returns within two percentage points of the Index return. It’s surely even less likely that the Fund’s monthly movements would be as indistinguishable from those of the Index as they appear in the chart below.

Sequoia Fund vs. the S&P 500

Cumulative total return from June 30, 2016 through December 31, 2019, indexed to 100

Though our crystal ball is no more accurate than yours, we are certain that this pattern will not persist indefinitely. At some point, the Fund’s performance will diverge markedly from that of the broader market. Because we continue to find the quality, growth prospects and valuation of our holdings much more appealing than that of the 500 stocks that comprise the Index— an entity that by its very nature is meant to define “average”— we look forward to a future of much-increased tracking error.

In the meantime, while much is written these days about how the investing landscape has changed, we emphatically reject the notion that trends like indexing, increased competition or the ascendancy of “growth” stocks versus “value” stocks have diminished the potential for a value-oriented fund manager to outperform. The core philosophy that guides our decisions is the same one that has enabled Sequoia to beat the market by roughly 2.5 percentage points per annum over nearly fifty years, and by a similar margin over the last twenty years. We believe this approach has maintained its effectiveness across changing market environments, economic circumstances, political trends and generations of leadership because it is rooted in a set of principles that are timeless. The first is that most businesses— regardless of what they do or how fast they grow— have a value that can be estimated within a range of reasonableness. The second is that while the stock market does a generally good job of assessing value over the long term, it can make egregious mistakes over the short term.

The idea that a bigger, faster and more competitive market is not necessarily a more efficient one should be obvious to anyone who lived through Black Monday in 1987...or the bursting of the dot-com bubble from 2000 to 2002...or the financial crisis in 2008 and 2009...or the more recent near-20% intra-year plunges that accompanied the EU mini-crisis in 2011, the collapse of the oil price in late 2015 and the fears surrounding (modest) interest rate increases that emerged in late 2018. Beyond these broad market movements, 2019 alone saw the stock prices of twenty S&P 500 constituents change by 75% or more, with another 55 moving more than 50%. We wonder: Did the intrinsic value of 75 of the country’s largest companies really change so drastically over the course of a single, relatively benign year? And is Apple, the very definition of a mature business— with revenues that actually shrank during its last fiscal year— really worth twice as much today as it was twelve months ago?

While these and many other examples indicate that the stock market is every bit as fallible as it has always been, we know from experience that exploiting its shortcomings with some degree of consistency over long periods of time is by no means easy. To maintain your edge in a world of relentless competition and incessant— if not accelerating— change, you have to constantly adapt and improve.

Forty years ago, if you understood the difference between a business and a stock and were temperamentally capable of a certain degree of patience, then armed with a working telephone and a newspaper subscription, you stood a very good chance of outrunning Mr. Market.

Sequoia Fund	December 31, 2019

Shareholder Letter (Continued)

If you also had a willingness to do some extra homework and an appreciation for the fact that reality is sometimes more nuanced than a spreadsheet, you could leave him in your dust. Today, similar success requires more effort. An army of finance professors, behavioral economists and practitioners like us have documented Mr. Market’s foibles extensively. Many professional investors do the kind of homework we have long done, and if you don’t want to do it yourself, you can now essentially hire outsiders to do it for you. Indexing has caused stocks to move more in tandem, making the cadence of opportunity more episodic and less idiosyncratic. While it may still be possible to beat the market in this more challenging environment with nothing more than an even keel and a few useful rules of thumb, the odds of succeeding on a shoestring are a lot longer than they used to be. Sustained outperformance increasingly demands that you attract and retain outstanding talent, equip it with the resources of a first-rate think tank and surround it with a culture that celebrates and enables creativity, curiosity, intellectual diversity, rigorous debate and unbiased judgment.

If this sounds like dispiriting news, it really shouldn’t. It’s just the way of the world. Think of the time, effort and money it takes to support success in today’s sports world. Baseball teams assemble their rosters using statistical techniques that would probably leave Joe DiMaggio scratching his head and scrutinize the physics of their hitters’ swings with a precision that would surely make Babe Ruth laugh. Standout athletes now surround themselves with such elaborate retinues of trainers, nutritionists, psychologists, agents and consultants that they routinely celebrate victories by thanking their “team.” They enlist all of this assistance because they’re playing much tougher games than their predecessors did. But modern marvels like Roger Federer, Tiger Woods, Mikaela Shiffrin, Michael Phelps or Tom Brady’s Patriots have been every bit as dominant relative to their peers as the greats of the past. The increased demands of competition have not pulled them toward mediocrity because they have adapted to change. Business is no different: the beauty of our relentlessly competitive free market system is that it forces its participants to constantly raise the level of their game.

This is why our team, process and holdings all look very different than they did twenty years ago— and why the Ruane Cunniff of 1999 looked very different than the firm that Bill and Rick started in 1970. In the Fund’s earliest days, our predecessors confined themselves mainly to buying the country’s great consumer franchises for single-digit multiples of their earnings. Twenty years ago, sensible as it was at the time, a quarter of our capital was invested in two financial institutions that performed wonderfully for us...but would essentially go bankrupt within a decade. Today, over 40% of our capital is invested in outstanding technology companies of various types. Tomorrow, the picture will probably look very different than it does today. We certainly hope so, because standing still as the world advances is no less dangerous now than it would have been in the past.

However the future unfolds, we will always evaluate stocks as stakes in businesses rather than symbols that blink on a screen. We will always believe that you can only make predictions about the prospects of a company if you are willing to own it for years rather than days— and that it’s hard to make long-term predictions about any business that doesn’t have competitive advantages and capable management. We will always hold fast to the conviction that the single most important driver of investment success is the discipline of buying stocks at prices that incorporate a margin of safety relative to the conservatively estimated value of the businesses that they represent. These philosophical underpinnings of our approach won’t change because they’re a tool for exploiting common biases that don’t change. Millions of years of evolution have hardwired them into the human psyche.

But if we want to maintain our competitive edge in a dynamic world, the way we apply our core principles must constantly evolve. Our circle of competence must expand to encompass new industries and business models. Our research engine must adjust to a world in which commerce is increasingly global, Instagram follower counts can sometimes matter as much as same-store sales growth and algorithms leveraging an explosion of new “alternative” datasets can spot business trends with greater speed and accuracy than any human analyst. The process by which we make our judgments must become ever more sensitive to the presence of potential “value traps” in a world where rapid change, volatile politics and extreme monetary conditions make the evaluation of risk and return more nuanced and complex than ever.

In spite of the frustrating three-plus years we have now spent masquerading as an index fund, we believe the flexible mindset that has defined our history remains alive and well, which is why we also believe that the Fund’s prospects for outperformance are as bright as they’ve ever been. Time will of course tell if our optimism is well founded, but even if it isn’t, the good news is that we’ve hedged our bets by taking one evolutionary step that the Fund has been far too slow to embrace: running more fully invested. Sequoia’s cash balance has averaged 20% of its net assets since inception and 14% over the last twenty years. The comparable figure today is less than 3% of net assets. If we keep it that way, we can do as well as we always have even if the stocks we select don’t beat the market by as wide a margin as they once did. Our admittedly ambitious goal, however, is to generate as much “alpha” as ever with our stock-picking and then amplify its impact by carrying as little cash as is prudently possible.

To anticipate a question, we aren’t sure whether a more fully invested posture will alter the Fund’s record of strong outperformance in weak markets. The answer will ultimately depend on which companies we own when trouble surfaces. What we know for sure is that we would gladly trade worse performance in bear markets for better performance over full cycles. Over the last twenty years, a non-taxable Sequoia investor has earned 54% more money than a comparable investor in an S&P 500 index fund. Had Sequoia’s cash position during this period averaged 5% of net assets rather than 14%, the investor would have earned over 80%. On a $1 million initial investment, that adds up to nearly $1 million of extra profit— a destination that to our eyes is well worth a bumpier voyage.

•  •  •  •  •  •  •  •  •  •

As we expected going into the year, and as indicated by the chart below, the portfolio experienced less change during 2019 than it had over the preceding few years. Turnover was 16%, well below the Fund’s 24% average annual turnover since inception. We continue to believe that our long average holding period makes Sequoia one of the most tax-efficient investment vehicles of its kind.

Sequoia Fund	December 31, 2019

Shareholder Letter (Continued)

Sequoia Fund Annual Turnover

By industry convention, turnover is expressed as either total purchases or total sales— whichever is lower— divided by average Fund net assets

Our best guess— and it’s nothing more than a guess— is that turnover should remain subdued for a while. Natural market fluctuations always seem to surface a few chances each year to evolve the portfolio in ways that enhance its quality, growth potential and valuation, but by and large, we like what we own. That said, we are both willing and able to react if changed circumstances create broader opportunity.

This is a meatier statement than it might seem, for two reasons. First, as already mentioned, while we don’t think that the trend toward passive investing has made it harder to beat the market, we do think it has increased correlations, creating a dynamic whereby Mr. Market tends to offer opportunity in bunches rather than single servings. Historically, we have done a better job of reacting to item sales than storewide discounts, so to speak. If the latter become the more prevalent producer of investment bargains, we will have to adapt our process and mindset to allow for greater agility. We believe that we have, but we need to prove it during the next generalized downturn.

Even if you’re emotionally prepared to seize bargains by the case rather than the can, you have to be able to act when opportunity emerges. Flexibility comes naturally when you carry lots of cash, but it requires attention when you run more fully invested. To maintain optionality in the portfolio without paying the high cost of holding cash in a world where cash earns next to nothing, we keep an eye on both the liquidity and economic sensitivity of our holdings. While more liquid, less cyclical investments will not shield you from losses in a down market the way cash will, they do afford you the same potentially valuable flexibility to capitalize on opportunity because they give you the ability to swap moderately attractive investments for outstanding ones. We like that many of our large holdings would be easy to sell in an unsettled environment, and we think a significant subset of them are likely to hold up better in a downturn than the stocks of many other businesses on our shopping list.

We should also note, however, that we like less liquid holdings such as Credit Acceptance and Hiscox every bit as much as more easily marketable positions like Alphabet and Berkshire. We would be happy to have more of them in the portfolio, but only if we felt that in exchange for reduced flexibility, we were getting appropriately compensated in the form of business quality and valuation.

•  •  •  •  •  •  •  •  •  •

Notable positive contributors during 2019 included Eurofins Scientific, Facebook, Jacobs, Liberty Broadband, Mastercard, and Melrose, all of which returned more than 50% for the year. a2Milk, Carmax, Constellation Software and Formula One advanced more than 35%. Alphabet, Amazon, Berkshire, Booking, Credit Acceptance, Naspers/Prosus, Schwab and Vivendi made gains but trailed the S&P. Decliners for the year were Hiscox, Rolls-Royce and Wayfair.

Much more importantly, business progress was encouraging across virtually all of our investees. Carmax took important steps to expand its omni-channel initiatives. Jacobs made major advances migrating its business mix from lower-value construction to higher-value outsourced services. Schwab agreed to a landmark acquisition that will further consolidate its powerful position in the brokerage and investment advisory industry. Formula One continued its journey toward a new set of rules that should eventually make its product more competitive and thus more valuable to advertisers, media partners and race organizers. Mastercard, Liberty Broadband and Vivendi continued to exploit secular trends in favor of electronic commerce and media streaming, and it was largely business as usual at Berkshire, Constellation and Melrose, our capital allocator-driven conglomerates. a2Milk logged another year of torrid growth at fantastic profit margins, though we were dismayed to see CEO Jayne Hrdlicka leave the business late in the year and will be paying close attention to both the selection of her successor and the broader dynamic of interaction between the company’s board and management.

Internet platforms Alphabet, Facebook, Amazon and Tencent (via Naspers/Prosus) all reported largely excellent financial results, although the regulatory clouds gathering above them are growing larger and darker. We are watching the weather here closely, but for the moment, we think the stock market has done a reasonably good job of accounting for it. Our working assumption is that both regulatory developments and proactive initiatives are likely to alter the big platforms’ business models in ways that diminish future earning power in furtherance of achieving a better balance of stakeholder interests. As long-term investors concerned as much with the sustainability as the trajectory of future financial performance, we would welcome these kinds of changes. Even if they depress profits, we’re not so sure they will negatively

Sequoia Fund	December 31, 2019

Shareholder Letter (Continued)

impact the companies’ share prices, which we think would be higher today in the absence of understandable regulatory concerns. These are some of the best businesses the world has ever seen, capable of remarkable growth at unprecedented scale— in no small part because they provide enormous value to billions of users. If they properly address legitimate stakeholder complaints that they arguably ignored during their adolescence, we think they have the potential to mature into even more valuable enterprises than they are today.

Rolls-Royce is our other long-term holding fighting through difficult weather. It has become abundantly clear over the last year that as they developed their latest generation of products, both the airplane manufacturers and their engine suppliers pushed the technological envelope too far. For Rolls, the consequences have involved enormous cost and distraction. We are cautiously optimistic that the company has finally gotten its arms around the particularly acute problems that have plagued the engine it developed for the Boeing 787. Crucially, the Airbus A350 engine that will become the preponderant driver of earnings growth over the next two decades appears to be performing well during its early time “on wing.” If 787-related remediation expenses abate as expected over the next 18-24 months, and if A350 engine performance stays healthy, Rolls should have a very strong period of cash earnings growth ahead of it and today’s stock price should look very attractive in a few years. We are the first to acknowledge, however, that every time the sun has broken through the clouds during our long and frustrating involvement here, new storms have rolled in.

Though well over a decade of painful memories are hard to ignore, we have tried to keep our extensively researched analysis of Rolls fact-based and forward-looking, and an encouraging view from that perspective led us to modestly increase our position during 2019. While Rolls was the only existing holding to which we added materially during the year, we trimmed several, including Alphabet, Amazon, Berkshire, Booking, Carmax, Constellation, Formula One, Jacobs, Liberty Broadband and Mastercard— all on account of valuation, position sizing or some combination thereof. As discussed in previous letters, we sold the entirety of our positions in Electronic Arts and Vopak due to changes in our fundamental assessments. We also sold the last of our roughly twenty-year investment in Mohawk, largely in response to shifts in the structure of flooring industry demand that we have discussed previously.

•  •  •  •  •  •  •  •  •  •

2019 turned out to be a productive year for new investments, which included Arista Networks, Eurofins Scientific, Wayfair and two additional companies that will remain undisclosed until we are able to establish full positions. This bumper crop certainly reflects some blind luck— a year only means so much when you buy as infrequently as we do— but we also see it as an encouraging indication of the creativity and vitality of our team and research process.

Arista designs network switches, routers and associated software that play a critical role in the internet infrastructure of large enterprises, and especially “cloud titans” such as Microsoft, Facebook and Amazon. Run by one of the more impressive management teams we have encountered, Arista essentially stole a march on incumbent leader Cisco at the high end of the market by combining innovative software with exceptional execution. Extremely high customer concentration— the company calls its big accounts “titans” for a reason— can make this a volatile business over the short term, which is why we were able to buy our stake after admiring Arista for many years. Over the long term, we expect continued adoption of cloud services, media streaming and AI-driven “hyperscale” computing to drive strong demand for Arista’s products and ultimately attractive earnings growth relative to the price we paid for our shares. We also expect the company to maintain its competitive advantage in its core high-speed switching markets while it continues a nascent push into corporate datacenters and campus networks.

Eurofins is a global provider of testing, inspection and certification services in areas ranging from food safety to environmental monitoring to pharmaceutical manufacturing. Like Constellation Software, the company is run by a founder with a gift for allocating capital within an industry that exhibits an appealing mix of resilient demand, steady growth, sticky customer relationships and a relatively low sensitivity to pricing. Founder and CEO Gilles Martin has compiled one of the most impressive records of value creation in recent corporate history by consolidating a fragmented market wherein scale yields manifold advantages.

Martin and his family still own more than a third of Eurofins’ outstanding shares, and he has tended in the past to run Eurofins like the family business it once was. This has drawn criticism from a handful of analysts who claim, sometimes fairly, that Eurofins let the development of its corporate governance practices lag the torrid growth of its operations. The company has proactively addressed the most substantive of these criticisms over the past year, and exhaustive research has convinced us that Mr. Market’s remaining concerns are focused much more on style than substance. Timely purchases during a recent period of particularly acute skepticism have netted us a gain of about 40% thus far. Though the valuation of the company is less attractive today than when we invested, we think observers may still underappreciate how much more profitable and professional Eurofins could become as it matures.

Because it makes large losses competing head-on with Amazon, Wayfair is an even more controversial company than Eurofins. Also like Eurofins, it’s a business we researched for years before recently exploiting a period of heightened investor anxiety in order to buy a stake at what we think was an attractive price. Only a year ago, an adoring Mr. Market seemed to have anointed Wayfair the undisputed king of online home furnishings retail, with near-unlimited potential in a massive category featuring as much as a half-trillion dollars of annual sales that have historically come at healthy margins. Today, with ballooning losses tied to ambitious simultaneous investments in logistics, selection and geographic expansion, the crown appears broken and the predominant narrative questions whether the company will ever be able to build a profitable franchise competing with Amazon in a commoditizing category.

While we think management should have paced its recent investments more modestly, we also think they were strategically wise, and importantly, we expect their cost to reduce significantly in coming quarters. Though reality is a bit more complicated, the idea here is that by and large, you can only build a national logistics footprint once, you can only expand your assortment to cover all categories of home furnishings once and you can also only build the overhead required to support European expansion once. The company’s decision to take on all three of these mostly finite tasks at the same time has had the effect of obscuring unit economics that we see as fundamentally

Sequoia Fund	December 31, 2019

Shareholder Letter (Continued)

sound. If we’re correct, then as sales continue to grow and the company “laps” this recent period of unusually elevated investment, cash flow dynamics should improve rapidly, potentially inducing another, more optimistic swing in Mr. Market’s mood.

While 2020 will be an important year in which a team we respect needs to deliver on its commitments and get back to living within its means, we don’t see why Amazon and Wayfair can’t both be long-term winners in a segment that is one of the largest and most profitable in all of mass retail. Crucially, it is also a segment in which the average consumer cares as much or more about browsing an endless selection and getting inspired about how to decorate a space as she does about buying a specific product at the lowest possible price and getting it delivered as quickly and conveniently as possible. Or to put it more simply, most people don’t want to decorate their homes in the same way— or at the same places— that they buy their laundry detergent. This is why many offline “category killers,” both regional and national, have thrived for decades in home furnishings, and why we think Amazon is about as likely to “own” home furnishings online as Walmart and Target are offline.

We like that Wayfair has already achieved a degree of scale and scope in the online world that vastly exceeds what any existing category specialists have achieved in the offline world. We also like that the network effects inherent in the company’s marketplace business model should enable it to offer a breadth of selection and quality of user experience that competitors will struggle to match. Though Wayfair is already orders of magnitude larger than its offline counterparts, if it can eventually earn a fraction of the profit margin that they have earned for years, we will have paid less than twenty times potential after-tax earning power for a dominant category leader that could grow enormously over the next decade.

•  •  •  •  •  •  •  •  •  •

Though we will continue making incremental improvements in coming years because anything done well can always be done better, we marked the conclusion of our three-year business modernization project at the end of last summer with the closure of our affiliated broker-dealer and the completion of a conversion to a new custody platform for our managed account clients. Beyond these recent steps, since 2016 we have welcomed a new COO, CFO and head of business development; implemented new IT systems for order allocation, trade reconciliation and portfolio accounting; architected new processes for managing movements of cash and securities; unveiled new client reporting tools and templates; built a new website; completed an extensive data cleansing exercise; overhauled our entity structure and recapitalized our ownership. It is hard to overstate how much effort our business team invested into this massive, multifaceted undertaking. It is also hardly a surprise. Any longtime Ruane Cunniff client understands that above and beyond is our business team’s definition of business as usual.

Our investment team, which now numbers nearly thirty, is larger and more capable than ever. A big reason why is the growth and maturation of our impressive next generation of talent, exemplified in many ways by our longtime colleague Will Pan, whose humility, insight and wisdom belie his age. We are happy to announce that Will was elected our ninth employee partner at the end of last year.

Our annual Investor Day will take place on Friday, May 15, 2020 in the Grand Ballroom of the Plaza Hotel in New York City, the same venue as last year. We are both humbled and excited to report that in addition to our usual program, this year we will be celebrating Sequoia Fund’s 50th anniversary. We will have more to say about this milestone in coming months. As it approaches, and as we ponder its significance, we find ourselves ever more appreciative of the fact that no constituency is more responsible for enabling Ruane Cunniff’s longevity and success than our truly extraordinary family of clients. We send you all our very warmest wishes for a happy, healthy and successful new year.

Sincerely,

The Ruane, Cunniff & Goldfarb Investment Committee,

Arman Gokgol-Kline	John B. Harris	Trevor Magyar	D. Chase Sheridan

January 22, 2020

Sequoia Fund	December 31, 2019

Management’s Discussion of Fund Performance (Unaudited)

The table below shows the 12-month stock total return for the top ten equity positions at the end of 2019.

	% of		% of
	Net		Net
	Assets	Total	Assets
Company	12/31/19	Return	12/31/18
Alphabet, Inc.	12.0%	28.2%	12.1%
Berkshire Hathaway, Inc.	8.3%	11.0%	10.0%
CarMax, Inc.	6.2%	39.8%	8.0%
Mastercard, Inc.	5.3%	59.2%	6.1%
Constellation Software, Inc.	4.9%	48.5%	5.3%
Jacobs Engineering Group, Inc.	4.6%	55.0%	4.6%
Credit Acceptance Corp.	4.6%	15.9%	4.6%
Liberty Broadband Corp.	4.4%	73.5%	3.6%
Facebook, Inc.	4.3%	56.6%	3.2%
Liberty Media Corp.	4.3%	49.7%	4.1%

Sector Breakdown as of December 31, 2019 (% of net assets)

Aerospace & Defense
Application Software
Automotive Retail
Cable & Satellite
Communications Equipment
Construction & Engineering
Consumer Finance
Data Processing & Outsourced Services
Heavy Electrical Equipment
Interactive Media & Services
Internet & Direct Marketing Retail
Investment Banking & Brokerage
Life Sciences Tools & Services
Movies & Entertainment
Multi-Sector Holdings
Packaged Foods & Meats
Property & Casualty Insurance
Undisclosed

The total return for the Sequoia Fund in 2019 was 29.12%. This compares with the 31.49% return of the S&P 500 Index.

Our preference is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The top ten equity positions constituted approximately 59% of Sequoia’s net assets on December 31, 2019. At year-end,

the Fund was 98.6% invested in common stocks and 1.4% invested in cash.

Alphabet’s revenue grew 18.3% in 2019, to $162 billion. The primary drivers of Alphabet’s remarkable growth were once again mobile search, YouTube and Google Cloud Services. In a first, Alphabet disclosed revenue figures for YouTube and Google Cloud in the company’s fiscal 2019 financial report. YouTube generated $15.1 billion in revenue in 2019, up 36% over 2018. Google Cloud generated $8.9 billion in 2019, a 53% improvement over 2018. Google Cloud’s growth looks set to continue; the company disclosed an order backlog of $11.4 billion.

Growth at such a rapid pace for a company of Alphabet’s scale is hard to comprehend and even harder to sustain. Search advertising revenue is Alphabet’s most mature business and its biggest economic engine by far, and it grew 15% year over year. That is nothing short of heroic for a twenty-year-old business segment generating roughly $100 billion of annual revenue.

The rapid growth of younger business segments that remain in their investment phase has naturally pressured Alphabet’s operating margin over the past several years, causing revenue to outpace operating income. 2019 was no exception to this trend. We estimate Alphabet’s operating profit after taxes grew 13% in 2019, after certain adjustments that filter out noise in the reported figures. The wisdom of trading operating margin for revenue growth will be determined by the long-term return on Alphabet’s myriad current investments, and for many of these it will be years before the results are in. Google Cloud in particular will require significant investment as Google battles Amazon Web Services (“AWS”) and Microsoft Azure for its share of the cloud computing services market. It is worth noting that AWS achieved an operating margin nearly equal to Alphabet’s current operating margin when it was about the size of the current Google Cloud business. We are hopeful that Google Cloud will generate a healthy and expanding margin as the size of the business increases.

In the fourth quarter, Alphabet announced that founders Larry Page and Sergey Brin would step back from their respective roles as Alphabet’s CEO and President. Sundar Pichai, already CEO of Google, Alphabet’s most important business, will take over as CEO of parent company Alphabet and assume responsibility for the company’s Other Bets in addition to his previous responsibilities. It will be interesting to see how Alphabet’s “moonshot” projects, collected under the banner of Other Bets, will develop under Pichai’s leadership. While Alphabet’s many non-advertising initiatives help the company attract and retain talent, and a few of them have the potential to grow into sizeable businesses in the long term, we believe

Sequoia Fund	December 31, 2019

Management’s Discussion of Fund Performance (Unaudited) (Continued)

there is scope to improve Alphabet’s focus when it comes to the allocation of resources to Other Bets.

This coming June will mark the ten-year anniversary of our investment in Alphabet. As we write this, the investment has returned 20% annually, a remarkable result given that Alphabet enjoyed a market capitalization exceeding $150 billion at the time of our investment. This record is a credit to the company and a testament to the remarkable power of Alphabet’s business and that of dominant internet platforms generally. Our appreciation of the unusual ability of these platforms to generate durable growth at enormous scale has informed our subsequent investments in Amazon, Facebook and Wayfair, all of which are market leaders in their respective niches.

With great power comes great responsibility. It is clear that certain scaled internet-based platforms, including Alphabet’s YouTube video platform, possess the wherewithal to shape the cultural landscape in profound and often unpredictable ways. To monitor the body of user-generated content on YouTube requires an enormous investment in people and technology, and it is little wonder that YouTube and other social platforms prefer to be characterized as neutral distributors of third-party content rather than as publishers, given that the latter designation carries the implication of editorial control and its attendant obligations. Over time, cultural and political developments have rendered a laissez-faire approach to content distribution increasingly untenable, leading YouTube and its peers to invest significant sums to improve the security and monitoring of their platforms. It is a certainty that billions of dollars of further investment will be required, but taming problematic content is a profoundly important goal from both a societal and a business standpoint. Progress in this area will make the dominant social platforms more sustainable, more trusted, and harder to disrupt.

In light of the substantial increase in the company’s valuation in 2019, we modestly reduced the size of our Alphabet position. However, Alphabet remains a compelling business with an attractive valuation, and it remains the largest position in the Sequoia portfolio.

Berkshire had a quiet year with aggregate earnings likely up about 5%. Deploying cash at attractive valuations was challenging because of a strong stock market fueled in part by a decline in interest rates. Berkshire did manage to negotiate the purchase of $10 billion of Occidental Petroleum preferred stock, which pays an attractive 8% dividend and comes with $5 billion of warrants attached. Some existing holdings experienced challenges, including Kraft (competition from private label), GEICO (competition from Progressive), Wells Fargo (continued fallout from the phantom account scandal) and the BNSF railroad (competition from trucks, bad weather, tariffs, and low natural gas prices). We were encouraged to see leadership changes at three of the four above named companies, and a fourth is probably in the offing. On the plus side, Berkshire’s largest public holding, Apple, has seen its stock price more than double during the year as profit trends stabilized on the back of strong sales of AirPods and other wearables. (The value of Berkshire’s stake in Apple today is worth as much as all of Berkshire traded for 20 years ago.) Berkshire continues to sell at a meaningful valuation discount to other stocks after backing out a cash hoard equal to 25% of the company’s market cap.

Carmax posted 10% revenue growth, fueled by sixteen new stores and solid same-store sales growth. Helped along by aggressive share repurchase and a lower tax rate, earnings rose 19%. Carmax believes the future of used car retailing belongs to omni channel retailers like itself that can sell cars at stores and online. Carmax took several steps to transition to the omni model last year. It replaced hundreds of commissioned salespeople with customer experience managers who, working from four regional locations, handle orders and questions from customers. It reduced the arduous paperwork involved in car buying by moving to electronic documents and e-signatures. It expanded home delivery to half its markets, and began offering online pre-approvals for loans and online appraisals on trade-ins. Although Carmax’s development of omni channel represents the biggest makeover in the company’s history, it has so far managed the transition without diminishing margins. We believe many competitors will struggle to keep up and that omni increases the size of Carmax’s competitive moat.

Mastercard reported a strong result in 2019. Net revenue grew 16% on a currency-neutral basis. With operating leverage, a lower tax rate and share buybacks, diluted earnings per share grew 23% on a currency-neutral basis. We continue to believe the longstanding secular tailwinds for Mastercard remain intact. At the same time, we continue to monitor potential technological threats as well as regulatory and legal developments in various geographies. Taken altogether, we believe Mastercard’s current valuation is fair for a superior business with a history of positive surprises. We nonetheless trimmed our position during the year as the stock price outpaced our estimate of growth in intrinsic value.

Constellation Software continues to scour the world for niche software companies, finding acquisitions in new verticals like crash/crime scene diagramming and new geographies like Brazil. The company has done a remarkable job scaling its acquisition strategy, but management realizes that to sop up its growing cash flows it will need to find new arenas to deploy capital. One such arena is larger acquisitions, where Constellation faces more competing bids from private equity

Sequoia Fund	December 31, 2019

Management’s Discussion of Fund Performance (Unaudited) (Continued)

firms and strategic buyers. In 2019, Constellation’s board approved a lower yet still attractive return hurdle for large acquisitions in order to participate more in this market. We look forward to seeing if this effort proves fruitful in 2020.

When we originally bought shares of Constellation, the rest of the market had not assigned them much value for continued growth by purchasing yet more vertical software companies. Over time, the company’s ability to make superior rates of return on these acquisitions seems to have become well-appreciated as the market has assigned higher and higher valuations to the stock.

At times, the shares in our estimation have traded too dearly unless the company can somehow shift acquisitions to an even higher gear. Management has signaled the difficulty of allocating ever-larger incoming cash flows while maintaining strict valuation discipline, most pointedly with a $20 special dividend issued in the first half of 2019.Though our preference is to take the full journey with this exceptional team, we have from time to time sold some shares to buyers with more exuberant expectations.

Credit Acceptance had an outstanding year. Sales rose 16% and operating earnings rose 30%. Earnings per share grew 22%, held back by a return to a normal tax rate after an unusually low rate the prior year. The market for subprime auto loans remains highly competitive. Despite that, the company’s underwriting discipline remains strong. A change in accounting rules will sharply curtail the company’s GAAP earnings in the coming year, but the change in accounting optics has no bearing on the economics of the business. Market concerns about how car loans will perform in a recession kept Credit Acceptance’s valuation at an attractive level for most of 2019. Because Credit Acceptance has a disciplined and differentiated approach to underwriting loans, we believe it would continue to thrive in a recessionary environment and may well grow market share as competitors struggle with losses.

Jacobs Engineering Group, a professional services firm, turned in strong performance for the fiscal year. It grew revenues 11% organically and grew diluted earnings per share roughly 15%. When CEO Steve Demetriou joined in 2015, he laid out a back-to-basics strategy of eschewing commoditized, risky projects in favor of high-margin, predictable business. Management has been hard at work realizing this vision and the company whizzed past several milestones in 2019. It divested its Energy, Chemicals & Resources division at an attractive price, freeing the company of its least profitable and most cyclical segment. Management used the proceeds to expand Jacobs’ portfolio in the attractive government services space with the acquisitions of KeyW and Wood Group’s Nuclear business. Further, nearly two years after the transformative acquisition of CH2M, it is safe to say the integration has been a success. The company celebrated in November with a rebranding from “Jacobs Engineering” to “Jacobs Solutions,” a well-deserved recognition that Jacobs is now a low risk, capital-light solutions provider serving attractive end-markets.

Charter Communications, which we own via Liberty Broadband, demonstrated how the slow-and-steady world of cable internet can still produce stellar results. We estimate revenue only grew 3% in 2019 as the steady bleed of low-margin video subscribers continued. However, cash operating profit grew 45% on continued broadband growth and declining capital expenditures. That, combined with Charter’s disciplined practice of returning capital via share buybacks, meant free cash flow per share grew over 75% in 2019. We are pleased with the performance, but we do not expect such eye-popping growth going forward. Capital expenditures had been elevated due to merger integrations and an extensive network upgrade. With these investments complete, future margin improvements should be more incremental. That said, overall profit growth should be more than satisfactory. Internet has become an everyday utility of growing importance and Charter’s broadband offering should continue to take share from AT&T and Verizon.

Formula One Management announced in October 2019 that all 10 participating teams had unanimously approved the sport’s new Sporting, Technical and Commercial Regulations. As we mentioned in last year’s letter, given the practical realities of implementing a new successor Concord Agreement in 2021, Formula One needed to secure at least high-level agreement on the key elements of a new governing deal in 2019. There are five parts to the Concord Agreement: Sporting, Technical, Commercial, Financial and Governing Regulations. The Sporting, Technical and Commercial regulations needed to be confirmed about 18 months ahead of implementation to allow for the teams and league to make necessary changes ahead of expiration of the current agreements at the end of the 2020 season.

We are encouraged by the progress achieved during the 2019 negotiations. As part of the new Sporting, Technical and Commercial Regulations, the league made important strides toward enhancing the competitiveness of the sport, which should bolster fan engagement. Most importantly, as part of the new Commercial Regulations, the sport will adopt a new cost cap starting in the 2021 season that should reduce the spending gap separating the top teams and the middle of the field. In addition, the new Technical Regulations increase the sharing of intellectual property and improve the ability of cars to pass one another on the track, a key aspect of exciting racing. There are still some important components to be worked out, including profit splits between the teams and the league itself, as well as Governance Regulations that hopefully reduce

Sequoia Fund	December 31, 2019

Management’s Discussion of Fund Performance (Unaudited) (Continued)

the power of the leading teams to stifle rule changes that improve competition.

Financially, a new broadcast contract in the UK helped drive revenue and profit growth in 2019. We expect revenue and profits to continue to advance in 2020, thanks to new sponsorship and advertising contracts that will take effect, as well as the addition of one new race to the calendar, bringing the total to 22.

Facebook grew revenues 27% in 2019. Despite unrelenting bad publicity, much of it warranted, engagement with the Facebook family of apps remains healthy. Instagram continues to attract new users across the world. The popularity of the ”Stories“ format and the introduction of shopping in the app should contribute to years of rapid growth. The average time spent in the ”Blue“ Facebook app stabilized during the year. Facebook’s efforts to emphasize meaningful social interactions rather than passive media consumption are bearing fruit and should enhance the durability of the social network. While regulation remains a risk for the company, at ~25x our estimated earnings power, Facebook remains one of the cheapest high-growth companies we follow.

Sequoia Fund	December 31, 2019

Annual Fund Operating Expenses (Unaudited)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.06%

Total Annual Fund Operating Expenses*	1.06%
Expense Reimbursement by Investment Adviser*	-0.06%

Net Annual Fund Operating Expenses*	1.00%

*It is the intention of Ruane, Cunniff & Goldfarb L.P. (the ”Investment Adviser“) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This reimbursement is a provision of the Investment Adviser’s investment advisory contract with the Fund and the reimbursement will be in effect only so long as that investment advisory contract is in effect. The expense ratio presented is from the Prospectus dated May 1, 2019. For the year ended December 31, 2019, the Fund’s annual operating expenses and annual advisory fees, net of the reimbursement, were 1.00% and 0.93%, respectively.

Fees and Expenses of the Fund (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period**
	Value	Value	July 1, 2019
	July 1,	December 31,	through December 31,
	2019	2019	2019
Actual	$1,000	$1,067.22	$5.21
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09

** Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Sequoia Fund	December 31, 2019

Schedule of Investments

December 31, 2019

(Percentages are of the Fund’s Net Assets)

Common Stocks (98.6%)

Shares		Value (Note 1)

	Aerospace & Defense (3.8%)
16,675,950	Rolls-Royce Holdings PLC (United Kingdom)	$150,912,775

	Application Software (4.9%)
199,611	Constellation Software, Inc. (Canada)	193,863,470

	Automotive Retail (6.2%)
2,835,584	CarMax, Inc.(a)	248,595,649

	Cable & Satellite (4.4%)
423,063	Liberty Broadband Corp.-Class A(a)	52,696,727
969,350	Liberty Broadband Corp.-Class C(a)	121,895,762

		174,592,489

	Communications Equipment (3.2%)
627,157	Arista Networks, Inc.(a)	127,563,734

	Construction & Engineering (4.6%)
2,029,358	Jacobs Engineering Group, Inc	182,297,229

	Consumer Finance (4.5%)
410,229	Credit Acceptance Corp.(a)	181,456,594

	Data Processing & Outsourced Services (5.3%)
701,051	Mastercard, Inc.-Class A	209,326,818

	Heavy Electrical Equipment (2.8%)
34,904,064	Melrose Industries PLC (United Kingdom)	111,008,368

	Interactive Media & Services (16.4%)
143,715	Alphabet, Inc.-Class A(a)	192,490,434
214,733	Alphabet, Inc.-Class C(a)	287,102,316
837,473	Facebook, Inc.-Class A(a)	171,891,333

		651,484,083

	Internet & Direct Marketing Retail (12.3%)
56,616	Amazon.com, Inc.(a)	104,617,309
59,202	Booking Holdings, Inc.(a)	121,584,923
1,772,898	Prosus NV (Netherlands)(a)	132,306,118
1,457,072	Wayfair, Inc.-Class A(a)	131,675,597

		490,183,947

	Investment Banking & Brokerage (3.7%)
3,143,365	The Charles Schwab Corp	149,498,439

	Life Sciences Tools & Services (3.2%)
232,437	Eurofins Scientific SE (Luxembourg)	128,850,662

	Movies & Entertainment (7.6%)
49,478	Liberty Media Corp.-Liberty Formula One - Series A(a)	2,166,147
3,699,797	Liberty Media Corp.-Liberty Formula One - Series C(a)	170,061,169
4,473,446	Vivendi SA (France)	129,561,835

		301,789,151

	Multi-Sector Holdings (8.3%)
597	Berkshire Hathaway, Inc.-Class A(a)	202,735,230
560,857	Berkshire Hathaway, Inc.-Class B(a)	127,034,111

		329,769,341

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2019

Schedule of Investments (Continued)

December 31, 2019

Shares		Value (Note 1)

	Packaged Foods & Meats (2.8%)
10,957,493	a2 Milk Co. Ltd. (New Zealand)(a)	$109,958,632

	Property & Casualty Insurance (2.0%)
4,168,266	Hiscox Ltd. (Bermuda)	78,623,610

	Miscellaneous Securities (2.6%)(b)	103,625,003

	Total Common Stocks (Cost $2,187,981,068)	3,923,399,994

	Total Investments (98.6%) (Cost $2,187,981,068)(c)	3,923,399,994

	Other Assets Less Liabilities (1.4%)	56,698,159

	Net Assets (100.0%)	$3,980,098,153

(a)	Non-income producing security.

(b)	“Miscellaneous Securities” include holdings that are not restricted, have been held for not more than one year prior to December 31, 2019, and have not previously been publicly disclosed.

(c)	The cost for federal income tax purposes is $2,182,081,859. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off.

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1 –	unadjusted quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

Level 3 –	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of the year ended December 31, 2019, all financial instruments listed in the Schedule of Investments are considered Level 1. During the year ended December 31, 2019, there were no transfers between Levels and there were no Level 3 securities held by the Fund.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2019

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments in securities, at value (cost $2,187,981,068) (Note 1)	$3,923,399,994
Cash on deposit	61,766,110
Receivable for investments sold	1,016,099
Receivable for capital stock sold	312,965
Dividends and interest receivable	555,977
Other assets	144,894

Total assets	3,987,196,039

Liabilities
Payable for investments purchased	2,951,906
Payable for capital stock repurchased	781,029
Accrued investment advisory fee	3,180,870
Accrued professional fees	70,560
Accrued other expenses	113,521

Total liabilities	7,097,886

Net Assets	$3,980,098,153

Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 25,307,026 shares outstanding	$2,155,519,685
Total distributable earnings (loss)	1,824,578,468

Net Assets	$3,980,098,153

Net asset value per share	$157.27

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2019

Statement of Operations

Year Ended December 31, 2019

Investment Income
Income
Dividends, net of $1,640,693 foreign tax withheld	$20,993,326
Interest	1,662,771

Total investment income	22,656,097

Expenses
Investment advisory fee (Note 2)	38,746,895
Professional fees	1,119,842
Transfer agent fees	788,864
Independent Directors fees and expenses	497,852
Custodian fees	125,000
Other	900,721

Total expenses	42,179,174
Less professional fees reimbursed by insurance company (Note 5)	650,000

Expenses before reimbursement by Investment Adviser	41,529,174
Less expenses reimbursed by Investment Adviser (Note 2)	2,632,279

Net expenses	38,896,895

Net investment loss	(16,240,798)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments (Note 3)	327,790,904
Foreign currency transactions	(951,874)

Net realized gain on investments and foreign currency transactions	326,839,030
Net change in unrealized appreciation/(depreciation) on
Investments	654,186,186
Foreign currency translations	39,685

Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	654,225,871

Net realized and unrealized gain on investments and foreign currency transactions and translations	981,064,901

Net increase in net assets from operations	$964,824,103

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2019

Statements of Changes in Net Assets

	Year Ended
	December 31,
	2019	2018
Increase (Decrease) in Net Assets
From operations
Net investment loss	$(16,240,798)	$(17,846,062)
Net realized gain on investments and foreign currency transactions	326,839,030	1,008,505,577
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and foreign currency translations	654,225,871	(1,071,362,189)

Net increase (decrease) in net assets from operations	964,824,103	(80,702,674)

Distributions to shareholders from:
Total distributable earnings	(317,910,420)	(790,789,876)

Capital share transactions
Shares sold	79,309,117	133,367,761
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	248,963,356	656,695,555
Shares repurchased	(430,595,536)	(728,875,560)

Net increase (decrease) from capital share transactions	(102,323,063)	61,187,756

Total increase (decrease) in net assets	544,590,620	(810,304,794)
Net Assets
Beginning of year	3,435,507,533	4,245,812,327

End of year	$3,980,098,153	$3,435,507,533

Share transactions
Shares sold	524,680	784,118
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	1,628,764	4,783,658
Shares repurchased	(2,833,962)	(4,621,843)

Net increase (decrease) from capital share transactions	(680,518)	945,933

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2019

Financial Highlights

	Year Ended December 31,
	2019		2018	2017		2016	2015
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$132.20		$169.55	$161.28		$207.26	$235.00

Income from investment operations
Net investment loss	(0.62)		(0.69)	(0.59)		(0.43)	(1.08)
Net realized and unrealized gains (losses) on investments	38.50		(2.67)	32.12		(15.16)	(16.15)

Net increase (decrease) in net asset value from operations	37.88		(3.36)	31.53		(15.59)	(17.23)

Less distributions from
Net investment income	(1.16	)(a)	—	—		—	—
Net realized gains	(11.65)		(33.99)	(23.26)		(30.39)	(10.51)

Total distributions	(12.81)		(33.99)	(23.26)		(30.39)	(10.51)

Net asset value, end of year	$157.27		$132.20	$169.55		$161.28	$207.26

Total Return	29.12%		(2.62)%	20.07	%(b)	(6.90)%	(7.31)%

Ratios/Supplementary data
Net assets, end of year (in millions)	$3,980		$3,436	$4,246		$4,096	$6,741
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser (c)	1.07%		1.06%	1.07%		1.07%	1.03%
After expenses reimbursed by Investment Adviser	1.00%		1.00%	1.00%		1.00%	1.00%
Ratio of net investment loss to average net assets	(0.42)%		(0.42)%	(0.35)%		(0.22)%	(0.42)%
Portfolio turnover rate	16%		27%	18%		16%	10%

(a)

The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and accounting differences on a corporate spin–off. As a result, the Fund was required to make a distribution from net investment income for tax purposes.

(b)	Includes the impact of proceeds received and credited to the Fund resulting from a class action settlement, which enhanced the Fund’s performance for the year ended December 31, 2017 by 0.05%.
(c)	Reflects reductions of 0.02%, 0.05%, 0.02% and 0.02% for expenses reimbursed by insurance company for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2019

Notes to Financial Statements

Note 1— Significant Accounting Policies

Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services— Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

A.

Valuation of investments: Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at the time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the ”Investment Adviser“) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

B.

Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

D.

Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and it intends to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Sequoia Fund	December 31, 2019

Notes to Financial Statements (Continued)

E.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.

Note 2— Investment Advisory Contract and Payments to Affiliates

The Investment Adviser provides the Fund with investment advice and administrative services pursuant to an investment advisory contract (the “Advisory Contract”) with the Fund.

Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1⁄2% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2019 and the Investment Adviser reimbursed the Fund $2,258,279. Such reimbursement is not subject to recoupment by the Investment Adviser.

The Fund has contractually agreed to pay an asset-based fee to certain financial intermediaries for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediaries. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediaries on behalf of the Fund for the year ended December 31, 2019 were approximately $374,000, which is included in expenses reimbursed by the Investment Adviser in the Statement of Operations.

For the year ended December 31, 2019, advisory fees of $38,746,895 were earned by the Investment Adviser and brokerage commissions of $102,657 were earned by Ruane, Cunniff & Goldfarb LLC, an affiliate of the Investment Adviser that previously served as the Fund’s distributor. Effective June 14, 2019, Foreside Financial Services, LLC replaced Ruane, Cunniff & Goldfarb LLC as the Fund’s distributor. Certain officers of the Fund are also officers of the Investment Adviser. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund’s capital shares for the year ended December 31, 2019. There were no other amounts accrued or paid to interested persons, including officers and directors.

Note 3— Investment Transactions

The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2019 were $585,165,786 and $957,116,746, respectively. Included in proceeds of sales is $30,038,993 representing the value of securities distributed in payment of redemptions in-kind, resulting in realized gains of $29,124,652.

Note 4— Federal Income Tax Information

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2019, permanent differences due to realized gains on redemptions in-kind not recognized for tax purposes resulted in a net decrease in total distributable earnings (loss) of $29,124,652 with a corresponding increase in paid in capital of $29,124,652. These reclassifications had no effect on net assets.

At December 31, 2019 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,182,081,859, $1,778,336,163 and $37,018,028, respectively.

Sequoia Fund	December 31, 2019

Notes to Financial Statements (Continued)

The tax character of distributions paid for the year ended December 31, 2019 and 2018 was as follows:

	2019	2018
Distributions paid from
Ordinary income	$36,925,158	$—
Long-term capital gains	280,985,262	790,789,876

	$317,910,420	$790,789,876

As of December 31, 2019 and 2018 the components of distributable earnings on a tax basis were as follows:

	2019	2018
Ordinary loss deferral	$(435,123)	$—
Undistributed long-term gains	83,663,340	125,564,266
Unrealized appreciation	1,741,350,251	1,081,225,171

	$1,824,578,468	$1,206,789,437

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2016 through December 31, 2019) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Note 5— Indemnification

The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, except as noted in the following paragraph, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss thereunder to be remote.

During the year ended December 31, 2019, the Fund indemnified the Independent Directors for approximately $650,000 in legal fees incurred by the Independent Directors in connection with legal matters. Such legal fees are included in professional fees in the Statement of Operations. These legal fees were paid directly to counsel by the insurance company for the Independent Directors pursuant to the Fund’s directors and officers insurance policy.

Note 6— Legal Proceedings

On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardner, derivatively and on behalf of Sequoia Fund, Inc. (the “Fund”), filed a suit against Ruane, Cunniff & Goldfarb Inc. (“RCG”), Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of New York, County of New York. The Fund was also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserted derivative claims in connection with certain of the Fund’s investments against the Defendants for alleged breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York. In February 2017, the court granted the Defendants’ motion to dismiss all claims in the action. On March 22, 2017, the plaintiffs filed a notice of appeal from the court’s dismissal. On July 5, 2018, the Supreme Court Appellate Division, First Department, unanimously affirmed the dismissal of all claims. On November 29, 2018, the plaintiffs filed an application for leave to appeal the Appellate Division’s ruling to the New York Court of Appeals. That application was denied on February 21, 2019.

On November 14, 2017, Donald Tapert, derivatively and on behalf of the Fund, filed a suit against David M. Poppe, Edward Lazarus, Robert L. Swiggett, Roger Lowenstein, Tim Medley, John B. Harris, Peter Atkins, Melissa Crandall, Robert D. Goldfarb,

Sequoia Fund	December 31, 2019

Notes to Financial Statements (Continued)

and RCG, in the Baltimore City Circuit Court, Maryland. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, waste of corporate assets, and unjust enrichment. The case is Tapert v. Poppe et al., Case No. 24-C-17-005430, Baltimore City Circuit Court, Maryland. Defendants moved to dismiss the complaint on March 19, 2018, and the Court granted that motion on August 14, 2019 and dismissed the claims with prejudice. Plaintiff appealed the court’s decision to the Maryland Court of Special Appeals on September 13, 2019. That appeal is currently pending.

On February 9, 2018, Charles Wilfong & Ann R. Wilfong JTWROS, derivatively and on behalf of the Fund, filed a suit against RCG, Robert D. Goldfarb, David Poppe and Roger Lowenstein, in the Supreme Court of the State of New York. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of duty of loyalty, breach of duty of care, and wrongful refusal to take action. The case is Wilfong v. Ruane, Cunniff & Goldfarb Inc. et al., 650699/2018, Supreme Court of the State of New York, County of New York. The action was dismissed by stipulation of the parties on September 20, 2019 without prejudice to Plaintiffs refiling the action solely in the event of a reversal by the Maryland Court of Special Appeals in the Tapert action.

On May 21, 2018, Thomas Edwards and Michael Fortune, individually and as representatives of a purported class, filed a suit against the Fund in the United States District Court in the Southern District of New York. The complaint asserted a claim for breach of contract. The case is Edwards v. Sequoia Fund, Inc., Case No. 1:18-cv-04501, S.D.N.Y. On October 18, 2018, the court granted the Fund’s motion to dismiss all claims. On November 15, 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit. The Second Circuit affirmed the District Court’s decision on September 9, 2019.

On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan (the “Plan”), filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles E. Haldeman, Jr., Samuel G. Liss and John Does 1-20. The Fund is not a defendant in this lawsuit. The complaint asserted claims for alleged breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., Case No. 1:16-cv-01900-WHP, U.S. District Court for the Southern District of New York. Upon being presented with an arbitration agreement between plaintiff and DST, plaintiff dismissed without prejudice all claims against all of the defendants other than RCG, which was thereby the only defendant remaining in the case. On August 15, 2017, the court granted RCG’s motion to compel arbitration and the case was dismissed on August 17, 2017. On September 8, 2017, the plaintiffs filed a notice of appeal from the District Court’s order granting the motion to compel arbitration and dismissing the case. Oral argument was heard on the appeal on February 5, 2019. A decision on the appeal is pending.

On September 1, 2017, plaintiffs Michael L. Ferguson, Myrl C. Jeffcoat and Deborah Smith, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., George L. Argyros, Tim Bahr, Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Ned Burke, John W. Clark, Michael G. Fitt, Gary D. Forsee, Steven Gebben, Gregg Wm. Givens, Kenneth Hager, Charles E. Haldeman, Jr., Lawrence M. Higby, Joan Horan, Stephen Hooley, RobertT. Jackson, Gerard M. Lavin, Brent L. Law, Samuel G. Liss, Thomas McDonnell, Jude C. Metcalfe, Travis E. Reed, M. Jeannine Strandjord, Beth Sweetman, Douglas Tapp and Randall Young. The Fund is not a defendant in this lawsuit. The complaint asserts claims for alleged breach of fiduciary duty under ERISA, breach of trust, and other claims. The case is Ferguson, et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:17-cv-06685-ALC (S.D.N.Y.). On July 25, 2018, Stephanie Ostrander, a Plan participant, filed a motion in Ferguson seeking to intervene in that case to assert a class action on behalf of certain Plan participants. The court denied the motion to intervene on March 29, 2019. On December 14, 2018, the DST defendants filed a partial motion to dismiss, seeking dismissal of certain claims relating solely to the 401(k) portion of the Plan, with which RCG had no involvement. The court granted the motion to dismiss on September 18, 2019.

Sequoia Fund	December 31, 2019

Notes to Financial Statements (Continued)

On September 7, 2017, plaintiff Stephanie Ostrander, as representative of a class of similarly situated persons, and on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed suit in the Western District of Missouri against DST Systems, Inc., The Advisory Committee of the DST Systems, Inc,. 401(k) Profit Sharing Plan, The Compensation Committee of The Board of Directors of DST Systems, Inc., RCG and John Does 1-20. The complaint asserted claims for alleged breach of fiduciary duty, breach of trust, and other claims. The case is Ostrander v. DST Systems, Inc. et al., Case No. 4:17-cv-00747-BCW. The Fund is not a defendant in this lawsuit. On February 2, 2018, the court granted the defendants’ motion to dismiss all claims.

On September 28, 2018, counsel for Stephanie Ostrander filed another suit, Canfield v. SS&C Tech. Holdings, Inc. et al., Case No. 1:18-cv-08913-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, and Ostrander cases. The Fund is not a defendant in this lawsuit.

On November 5, 2018, counsel for Stephanie Ostrander filed another suit, Mendon v. SS&C Tech. Holdings, Inc., et al., Case No. 1:18-cv-10252-ALC (S.D.N.Y), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, Ostrander, and Canfield cases. The Fund is not a defendant in this lawsuit.

On August 6, 2018, eleven participants of the DST Profit Sharing Plan submitted arbitration demands (the “Demands”) to the American Arbitration Association. The Demands assert claims that are virtually identical to those in the Cooper, Ferguson, Ostrander, Canfield, and Mendon cases. An additional approximately 400 claimants have sent demands, similar to the Demands, for submission to the American Arbitration Association. To date, arbitrators have been chosen in 314 arbitrations. The Fund is not a defendant in these proceedings.

On October 8, 2019, the Secretary of Labor filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., Robert D. Goldfarb, The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Kenneth Hager, Randall D.Young, Gregg W. Givins, Gerard M. Lavin, M. Elizabeth Sweetman, Douglas W. Tapp, George L. Argyros, Lawrence M. Higby, Travis E. Reed, Lowell L. Bryan, Samuel G. Liss, Brent L. Law, Lynn Dorsey Bleil,, Jerome H. Bailey, Gary D. Forsee, and Charles E. Haldeman, Jr. The Fund is not a defendant in this lawsuit. The Secretary’s complaint asserts claims for alleged breaches of fiduciary duties and co-fiduciary breach. The case is Scalia v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:19-cv-9302-ALC (S.D.N.Y.).

On December 10, 2019, RCG filed a suit in the United States District Court for the Southern District of New York against the claimants in the arbitrations pending before the American Arbitration Association (the “Claimants”). The suit also names, as nominal defendants, DST Systems, Inc., the plaintiffs in the Ferguson, Canfield, and Mendon cases, and the Secretary of Labor. RCG’s complaint seeks declaratory and injunctive relief regarding the overlapping and duplicative actions pending against RCG. On December 18, 2019, RCG filed a motion for preliminary injunction and appointment of a special master, seeking a stay of the arbitrations pending before the American Arbitration Association. Claimants and the Secretary of Labor have opposed that motion. In addition, Claimants moved to dismiss RCG’s complaint on January 6, 2020. Both motions have been fully-briefed, and no date has been set for oral argument on either motion. The case is Ruane, Cunniff & Goldfarb Inc. v. Payne, et al., Case No. 1:19-cv-11297-ALC (S.D.N.Y.).

RCG believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them. The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.

Sequoia Fund	December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sequoia Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Sequoia Fund, Inc. since 2015.

Short Hills, New Jersey

February 20, 2020

Sequoia Fund	December 31, 2019

Approval of Advisory Contract (Unaudited)

At a meeting held on December 6, 2019, the Board of Directors of the Fund, including a majority of the independent Directors, evaluated and approved the renewal of the investment advisory contract between the Fund and the Investment Adviser (the “Advisory Contract”). In approving the renewal of the Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract.

Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Adviser, including information regarding the portfolio managers, the Investment Adviser’s staffing and organizational matters and the compensation of the portfolio managers. Based on these factors and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Contract.

Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. The Directors considered the Fund’s performance for the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2019, as compared to the S&P 500 Index. They also reviewed the Fund’s top five holdings. The Directors also considered information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year, 10-year, 20-year and since inception periods ended September 30, 2019, and for the period from June 30, 2016 through September 30, 2019. The Directors considered that the performance information was compiled by the Investment Adviser from information made publicly available from Morningstar. The Directors also considered the Fund’s performance in light of information concerning the performance of the Investment Adviser’s other clients managed by the Fund’s portfolio managers for various periods ended September 30, 2019.

Fees. The Directors considered the fee paid to the Investment Adviser under the Advisory Contract and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the Advisory Contract, the Investment Adviser has agreed to reimburse the Fund for the excess, if any, in a given year of the Fund’s operating expenses over 1 1⁄2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They also considered information regarding the Investment Adviser’s views on the peer-group funds’ advisory fee structures and how those structures differ from that of the Fund, as well as information concerning the fees charged by the Investment Adviser to its other advisory clients. Based on these and other factors, the Directors determined that the advisory fee charged by the Investment Adviser under the Advisory Contract was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the historical profitability of the Fund to the Investment Adviser and other benefits to the Investment Adviser as a result of its relationship with the Fund, such as soft dollar arrangements. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Contract.

Economies of Scale. The Directors considered information concerning economies of scale and whether the advisory fee paid by the Fund to the Investment Adviser under the Advisory Contract might require adjustment in light of any potential economies of scale. The Directors determined that no modification of the advisory fee was necessary.

In light of information presented to them, the Directors concluded that the renewal of the Advisory Contract and retention of the Investment Adviser under the terms of the Advisory Contract (including at the advisory fee rate set forth in the Advisory Contract) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Contract.

Sequoia Fund	December 31, 2019

Other Information (Unaudited)

Other Information

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. For a complete list of the Fund’s portfolio holdings, view the most recent semi-annual or annual report on the Fund’s web site at http://www.sequoiafund.com/communications.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit the Fund’s web site at www.sequoiafund.com and use the link under “Prospectus” - “Our Proxy Voting Policies & Procedures” to obtain all proxy information. This information may also be obtained from the SEC’s web site at www.sec.gov or by calling DST Systems, Inc. at 1-800-686-6884.

Sequoia Fund	December 31, 2019

Directors and Officers (Unaudited)

The Statement of Additional Information (”SAI“) includes additional information about Fund Directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Interested Directors and Officer(3)

John B. Harris, 43 9 West 57th Street New York, NY 10019	President, CEO & Director	3 Years	Managing Director of the Investment Adviser since February 2018; Analyst of the Investment Adviser or RCG Inc.; Managing Member of Wishbone Management, LP (SEC-registered investment adviser).	None

Gregory W. Steinmetz, 58 9 West 57th Street New York, NY 10019	Director	1 Year	Analyst of the Investment Adviser or RCG Inc.	None

Independent Directors

Peter Atkins, 56 9 West 57th Street New York, NY 10019	Director	3 Years	Managing Director, Permian Partners.	None

Melissa Crandall, 40 9West 57th Street New York, NY 10019	Director	2 Years	Principal, Executive Recruiter, Third Street Partners (Talent Management) since 2018; Principal, Executive Recruiter, Braddock Matthews, LLC (Talent Management) (2015-2017).	None

Edward Lazarus, 60 9 West 57th Street New York, NY 10019	Chairman of the Board and Director	5 Years	Chief Legal Officer and Corporate Secretary, Sonos, Inc. (consumer electronics) since January 2019; Executive Vice President and General Counsel of Tribune Media Co. (2013-2018).	None

Roger Lowenstein, 66 9 West 57th Street New York, NY 10019	Director	21 Years	Writer for Major Financial and News Publications.	None

Tim Medley, 76 9 West 57th Street New York, NY 10019	Director	3 Years	President, Medley & Brown, LLC (SEC-registered investment adviser).	None

Sequoia Fund	December 31, 2019

Directors and Officers (Unaudited) (Continued)

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Additional Officers
Wendy Goodrich, 54 9 West 57th Street New York, NY 10019	Executive Vice President	3 Years	Executive Vice President of the Investment Adviser since November 2016; Managing Member of Absolute Return Consulting LLC until 2016.	None

Patrick Dennis, 49 9 West 57th Street New York, NY 10019	Treasurer	2 Years	Chief Financial Officer of the Investment Adviser since November 2017; Chief Financial Officer of Associated Capital Group, Inc. from 2015 until November 2017; Global Head of Operations - Hedge Fund Administration at J.P. Morgan Chase from 2013 until 2015.	None

Michael Sloyer, 58 9 West 57th Street New York, NY 10019	General Counsel, Chief Compliance Officer & Secretary	6 Years	General Counsel of the Investment Adviser.	None

Michael Valenti, 50 9 West 57th Street New York, NY 10019	Assistant Secretary	13 Years	Administrator of the Investment Adviser.	None

(1) There are no other funds in the complex.

(2) Directors serve until their resignation, removal or death.

(3) Mr. Harris and Mr. Steinmetz are ”interested persons“ of the Fund, as defined by the 1940 Act, based on their positions with the Investment Adviser.

Sequoia Fund	December 31, 2019

Sequoia Fund, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

1-800-686-6884

Website: www.sequoiafund.com

Interested Directors
John B. Harris
Gregory W. Steinmetz

Independent Directors
Edward Lazarus, Chairman of the Board
Peter Atkins
Melissa Crandall
Roger Lowenstein
Tim Medley

Officers
John B. Harris	—	President & CEO
Wendy Goodrich	—	Executive Vice President
Patrick Dennis	—	Treasurer
Michael Sloyer	—	General Counsel, Chief Compliance Officer & Secretary
Michael Valenti	—	Assistant Secretary

Investment Adviser	Registrar and Transfer Agent
Ruane, Cunniff & Goldfarb L.P.	DST Systems, Inc.
9 West 57th Street, Suite 5000	P.O. Box 219477
New York, New York 10019-2701	Kansas City, Missouri 64121

Distributor	Accounting Agent
Foreside Financial Services, LLC	The Bank of New York Mellon
Three Canal Plaza, Suite 100	4400 Computer Drive
Portland, Maine 04101	Westborough, MA 01581

Custodian	Legal Counsel
The Bank of New York Mellon	Seward & Kissel LLP
MF Custody Administration Department	901 K Street, NW
225 Liberty Street, 25th Floor	Washington, DC 20001
New York, New York 10286

9 West 57th Street, Suite 5000

New York, NY 10019

(212) 832-5280

info@ruanecunniff.com

For additional information about Ruane, Cunniff & Goldfarb and Sequoia Fund,

please visit www.ruanecunniff.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $63,000 for 2018 and $55,000 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 for 2018 and $3,250 for 2019.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $6,500 for 2018 and $38,250 for 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Sequoia Fund, Inc.

By (Signature and Title) /s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date    March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John B. Harris
John B. Harris, President and CEO (principal executive officer)

Date    March 4, 2020

By (Signature and Title) /s/ Patrick Dennis
Patrick Dennis, Treasurer
(principal financial officer)

Date    March 4, 2020